SUPPLEMENT TO THE PROSPECTUS

Supplement dated October 15, 2026, to the Prospectus dated April 30, 2026.

MFS® Value Series

Effective November 1, 2026, the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
Thomas Crowley	2024	Investment Officer of MFS
Steven Gorham	November 2026 (previously managed the fund from 2002 to 2020)	Investment Officer of MFS

Effective November 1, 2026, the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Thomas Crowley	Portfolio Manager	Employed in the investment area of MFS since 2007
Steven Gorham	Portfolio Manager	Employed in the investment area of MFS since 1992

VLU-SUP-I-101526